Other Expenses (Income)	12 Months Ended
Dec. 31, 2017
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Other Expenses (Income)
8.	OTHER EXPENSES (INCOME)

	Years ended December 31,
	2017	2016
Write-down of mine equipment	3,551	—
Write-down of investment (Note 12)	3,850	—
Management fee income	(1,168)	(1,043)
Special shareholder meeting costs	—	4,894
Other financing costs	—	616
Other operating expense (income), net	108	(395)

	6,341	4,072